Exhibit 32.1

CERTIFICATION
REQUIRED BY RULE 13a-14(b) or
RULE 15d-14(b) AND 18 U.S.C. SECTION 1350
(AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Floyd Warkol, as Chief Executive Officer of KSW, Inc. (the “Company”), certify, pursuant to 18 U.S.C. §1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002:

(1) the accompanying Annual Report on Form 10-K for the period ending December 31, 2008 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations  of the Company.

Dated:  March 23, 2009

/s/ Floyd Warkol
Floyd Warkol
Chief Executive Officer